Exhibit 10.12

SECOND AMENDMENT

OF THE

2017 AMENDMENT AND RESTATEMENT

OF THE

AVIDXCHANGE, INC.

2010 STOCK OPTION PLAN

WHEREAS, the Board of Directors of AvidXchange, Inc. (the “Company”) has previously adopted, and the stockholders of the Company have previously approved, the AvidXchange, Inc. 2017 Amendment and Restatement of the AvidXchange, Inc. 2010 Stock Option Plan, as amended (the “Plan”); and

WHEREAS, the Board (as defined in the Plan) deems it to be advisable to increase the number of shares of Common Stock authorized for grant and issuance as options thereunder by 700,000 shares, and the stockholders of the Company have approved such increase.

NOW, THEREFORE, the Plan shall be amended as follows:

1. The first sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“Subject to adjustment as provided in Paragraph 9 below, the maximum number of shares of Stock which may be issued pursuant to Options granted under the Plan shall be 1,589,754 shares, which shall be comprised of 1,500,000 new shares of Stock that were not subject to the terms of the 2010 Plan and 89,754 shares of Stock that were previously reserved under the 2010 Plan.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Second Amendment was adopted by the Board (as defined in the Plan) and approved by the stockholders of the Company effective as of September 30, 2019.

AVIDXCHANGE, INC.

By:	/s/ Michael Praeger
Michael Praeger, Chief Executive Officer

AMENDMENT

OF THE

2017 AMENDMENT AND RESTATEMENT

OF THE

AVIDXCHANGE, INC. 2010

STOCK OPTION PLAN

WHEREAS, the Board of Directors of AvidXchange, Inc. (the “Company”) has previously adopted, and the stockholders of the Company have previously approved, the AvidXchange, Inc. 2017 Amendment and Restatement of the AvidXchange, Inc. 2010 Stock Option Plan (the “Plan”); and

WHEREAS, the Board (as defined in the Plan) deems it to be advisable to increase the number of shares of Common Stock authorized for grant and issuance as options thereunder by 300,000 shares, and the stockholders of the Company have approved such increase.

NOW, THEREFORE, the Plan shall be amended as follows:

1. The first sentence of Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“Subject to adjustment as provided in Paragraph 9 below, the maximum number of shares of Stock which may be issued pursuant to Options granted under the Plan shall be 889,754 shares, which shall be comprised of 800,000 new shares of Stock that were not subject to the terms of the 2010 Plan and 89,754 shares of Stock that were previously reserved under the 2010 Plan.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was adopted by the Board (as defined in the Plan) and approved by the stockholders of the Company effective as of September 26, 2019.

AVIDXCHANGE, INC.

By:	/s/ Michael Praeger
Michael Praeger, Chief Executive Officer

2017 AMENDMENT AND RESTATEMENT

OF THE

AVIDXCHANGE, INC. 2010

STOCK OPTION PLAN

1.

Purpose. The 2017 Amendment and Restatement of the AvidXchange, Inc. 2010 Stock Option Plan (the “Plan”) is established to create an additional incentive to promote the financial success and progress of AvidXchange, Inc. and any successor corporations or any present or future parent and/or subsidiary corporations of such corporation (collectively, the “Company”). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). The terms of this Plan shall apply to all Options granted on or after the Effective Date (as defined below). Options granted prior to the Effective Date pursuant to the AvidXchange, Inc. 2010 Stock Option Plan (the “2010 Plan”) shall continue to be governed by the terms of the 2010 Plan and the applicable award agreement. As of the Effective Date, no new Option awards may be made under the 2010 Plan.

2.

Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein or in any option agreement under the Plan to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, other than power to terminate or amend the Plan as provided in Paragraph 11 hereof, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any award granted under the Plan shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option (as defined below). To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Options to employees and to exercise such other powers under the Plan as the Board may determine; provided that the Board shall fix the terms of the Options to be granted by such executive officers (including the exercise price of such Options, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Options that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

3.

Eligibility. The Board may grant options (each an “Option”) to purchase shares of the authorized but unissued common stock of the Company (the “Stock”), which Options may be either incentive stock options as defined in Section 422 of the Code (an “Incentive Stock Option”) or nonqualified stock options. The Board, in its sole discretion, shall determine to whom Options are granted (each an “Optionee”). An Option that the Board intends to be an Incentive Stock Option shall only be granted to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to an Optionee if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option.

4.

Shares Subject to Option. Subject to adjustment as provided in Paragraph 9 below, the maximum number of shares of Stock which may be issued pursuant to Options granted under the Plan shall be 589,754 shares, which shall be comprised of 500,000 new shares of Stock that were not subject to the terms of the 2010 Plan and 89,754 shares of Stock that were previously reserved under the 2010 Plan. For purposes of clarity, all shares of Stock reserved for issuance under this Plan have been approved by stockholders of the Company at the Effective Time. All shares reserved for issuance under the Plan may be granted pursuant to Options intended to be Incentive Stock Options. If any outstanding Option for any reason expires or is terminated or cancelled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option. For purposes of determining the number of shares that are available for Option awards under the Plan, such number shall include the number of shares surrendered by an Optionee or retained by the Company in payment of the exercise price of an Option or of applicable withholding taxes. It is intended that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended (“Rule 701”), to the extent applicable, and that the Plan shall otherwise be administered in compliance with the requirements of Rule 701. To ensure such compliance, the Company shall maintain a record of shares subject to outstanding Options under the Plan and the exercise price of the Options, plus a record of all shares of Stock issued upon the exercise of the Options and the exercise price of the Options.

5.

Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is duly approved by the stockholders of the Company.

6.

Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option the number of shares of Stock into which the Option is exercisable, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option. Each Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

(a)

Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share for an Incentive Stock Option shall be not less than the fair market value of a share of Stock on the date of grant and (ii) the exercise price per share of an Incentive Stock Option granted to an Optionee who on the date of the grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner Optionee”) shall be not less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date of grant. For purposes of this Plan, “fair market value” means the value assigned to the Stock by the Board for any date of grant, as determined pursuant to a reasonable method established by the Board that is consistent with the requirements of Sections 422 and 424 of the

Code and the regulations thereunder (which method may be changed from time to time). Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted by the Board in its discretion with an exercise price lower than the minimum exercise price set forth above if, in the case of an Incentive Stock Option, such Option is granted pursuant to an assumption or substitution for another option in accordance with the provisions of Section 424(a) of the Code. The foregoing shall not require that any such assumption or modification will result in the Option having the same characteristics, attributes or tax treatment as the Option for which it is substituted.

(b)

Exercise Period of Options. The Board shall have the power to set the times on or within which an Option shall be exercisable or the events upon which an Option shall be exercisable and the term of an Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date of grant, (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date of grant, (iii) no Option shall be exercisable after the date the Optionee’s employment with the Company is terminated for cause (as determined in the sole discretion of the Board, unless cause is defined in an employment agreement between the Optionee and the Company in which case such definition shall be used), and (iv) each Incentive Stock Option shall terminate and cease to be exercisable no later than three (3) months after the date on which the Optionee terminates employment with the Company, unless the Optionee’s employment with the Company was terminated as a result of the Optionee’s death or disability (within the meaning of Section 22(e)(3) of the Code), in which event the Incentive Stock Option shall terminate and cease to be exercisable no later than twelve (12) months from the date on which the Optionee’s employment terminated. For this purpose, an Optionee’s employment shall be deemed to have terminated as a result of death if the Optionee dies within three (3) months following the Optionee’s termination of employment. Notwithstanding anything to the contrary in this Plan, in the event that an Optionee has entered into a confidentiality, nondisclosure, invention and/or non-competition agreement with the Company and the Optionee is determined, in the reasonable judgment of the Board, to have materially breached such agreement, the Optionee shall forfeit any shares acquired pursuant to the Option and 100% of the Option granted pursuant to such Optionee’s option agreement with the Company, whether or not exercisable.

(c)

Payment of Exercise Price. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check, cash equivalent or in any other manner as may be permitted by the Board in its sole discretion.

(d)

$100,000 Limitation. The aggregate fair market value, determined as of the date of grant of the shares of the Stock, with respect to which an Incentive Stock Option (determined without regard to this subparagraph) is first exercisable during any calendar year (under this Plan or under any other plan of the Company) by any Optionee shall not exceed $100,000. If such limitation would be exceeded with respect to an Optionee for a calendar year, the Incentive Stock Option shall be deemed a nonqualified stock option to the extent of such excess.

7.

Forms of Stock Option Agreements. All Options shall be evidenced by a written agreement substantially in the form of the incentive stock option agreement attached hereto as Exhibit A or the nonqualified stock option agreement attached hereto as Exhibit B, as applicable, both of which are incorporated herein by reference (the “Form Option Agreements”) or such other form or forms as may be approved by the Board consistent with the terms of this Plan. The Board shall have the authority from time to time to vary the terms of the Form Option Agreements either in connection with the grant of an Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan.

8.

Transfer of Control. Except as otherwise provided in a particular stock option agreement granted pursuant to the Plan, upon (a) a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or stock of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of voting capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation based upon their voting capital stock in the Company prior to such merger or consideration) (a “Transfer of Control”), and (b) the Optionee’s termination of employment without Cause (as defined below) or for Good Reason (if and as defined in an employment, consulting or other services agreement applicable to the Optionee), then any unexercisable portion of an Option outstanding on the date of the Transfer of Control shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. Unless the Board expressly provides otherwise, the exercise of any Option that was permissible solely by reason of this paragraph shall be conditioned upon the consummation of the Transfer of Control. For purposes of this Plan and and Option awards, “Cause” means, with respect to any Optionee, (a) “cause” as defined in an employment, consulting or other services agreement applicable to the Optionee, or (b) in the case of an Optionee who does not have an employment, consulting or other services agreement that defines “cause”: (i) the willful and continued failure or refusal of the Optionee substantially to perform the duties required of him as an employee, consultant or other service provider of the Company or any subsidiary or affiliate; (ii) any willful and material violation by the Optionee of any law or regulation applicable to the business of the Company or any subsidiary or affiliate, or the Optionee’s conviction of, or a plea of nolo contendere to, a felony, or any willful perpetration by the employee of a common law fraud; or (iii) any other willful misconduct by the Optionee which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any subsidiary or affiliate.

9.

Effect of Change in Stock Subject to Plan. The Board shall make appropriate adjustments in the number and class of shares of the Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company.

10.

Options Non-Transferable. Except as otherwise provided in a stock option agreement, no Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option shall be exercisable only by such Optionee.

11.

Termination or Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time. The Board may amend, modify or terminate any outstanding Option; provided, however, that no amendment authorized hereby may materially adversely affect the rights of any Optionee under any then outstanding Option, as determined in the discretion of the Board, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option. The Board shall be entitled to create, amend or delete appendices to this Plan as specified herein.

12.

Withholding. Each Optionee shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Options granted to such Optionee no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an award, when the Stock is registered under the Exchange Act, Optionees may satisfy such tax obligations in whole or in part by delivery of shares of Stock, including shares acquired pursuant to the exercise of the Option creating the tax obligation, valued at their fair market value as determined by, or in a manner approved by, the Board in good faith; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) or, if permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable tax withholding rules. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to an Optionee.

13.

Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Optionee has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

14.	Right of First Refusal.

(a)

Right of First Refusal. If any Optionee proposes to sell, pledge or otherwise transfer any shares of Stock acquired upon exercise of an Option (the “Exercise Shares”), the Company shall have the right to repurchase the Exercise Shares under the terms and subject to the conditions set forth in this Paragraph 14 (the “Right of First Refusal”).

(b)

Notice of Proposed Transfer. Prior to any proposed transfer of the Exercise Shares, the Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Exercise Shares, the name and address of the proposed transferee (the “Proposed Transferee”), the proposed transfer price and all other material terms and conditions of the proposed transfer.

(c)

Exercise of the Right of First Refusal. The Company shall have the right to purchase all, but not less than all, of the Exercise Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by any other person with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Exercise Shares to the Company on the terms set forth in the Transfer Notice; provided however, that if the Transfer Notice provides for the payment for the Exercise Shares other than in cash, the Company shall have the option of paying for the Exercise Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Board. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled.

(d)

Failure to Exercise the Right of First Refusal. If the Company fails to exercise the Right of First Refusal within the period specified in Paragraph 14(c) above, the Optionee may conclude a transfer to the Proposed Transferee of the Exercise Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, also shall be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Paragraph 14.

(e)

Transferees of the Transfer Shares. All transferees of the Exercise Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Exercise Shares or interests subject to the provisions of this Paragraph 14 providing for the Right of First Refusal with respect to any subsequent transfer.

(f)

Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Exercise Shares if: (i) such transfer is in connection with a Transfer of Control; (ii) such transfer is to one or more members of the Optionee’s immediate family (or a trust for their benefit) provided all such transferees agree in writing to the restrictions of Paragraph 14(e); or (iii) such transfer has been approved by the Board, which approval may be granted or withheld in its sole discretion.

(g)	Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time.

(h)

Stock Dividends Subject to First Refusal Right. If, from time to time, there is any dividend, stock split, recapitalization, reclassification or other change in the character or amount of any of the outstanding stock of the Company, the stock of which is subject to the provisions of an option agreement issued pursuant to the Plan, then, in such event, any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the Exercise Shares shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

(i)

Early Termination of the Right of First Refusal. The other provisions of this Paragraph 14 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon the earlier of (i) the occurrence of a Transfer of Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company’s rights and obligations under the Plan or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

(j)

Escrow. To ensure shares of Stock subject to Right of First Refusal will be available for repurchase, the Company may require an Optionee to deposit certificates evidencing the Exercise Shares in escrow with the Company or an agent of the Company.

15.

Legends. The Company may at any time place legends referencing any applicable federal or state securities law restriction on all certificates representing shares of stock subject to the provisions of the Plan. Optionees shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to Options granted under the Plan in the possession of such Optionees in order to effectuate the provisions of this Paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, as applicable, the following:

(a)

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH STATE SECURITIES LAWS COVERING SUCH SHARES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SHARES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM SUCH REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS.

(b)

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN THE CORPORATION’S STOCK OPTION PLAN A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.

(c)

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE THE REGISTERED HOLDER SHALL HAVE HELD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) FOR A PERIOD OF ONE YEAR FROM THE DATE OF EXERCISE OF THE OPTION OR TWO YEARS FROM THE DATE OF GRANT OF THE OPTION.

16.

Initial Public Offering. In the event of an initial public offering of capital stock made by the Company under the Securities Act of 1933, as amended, Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of capital stock of the Company or any rights to acquire capital stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711).

17.	Miscellaneous

(a)

Nothing in this Plan or any Option granted hereunder shall confer upon any Optionee any right to continue in the employ of the Company, or to serve as a director, consultant or advisor thereof, or interfere in any way with the right of the Company to terminate such Optionee’s employment or engagement at any time. Unless specifically provided otherwise, no grant of an Option shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Optionee shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company.

(b)

The Plan and the grant of Options hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.

(c)	The terms of the Plan shall be binding upon the Company, and its successors and assigns.

(d)	This Plan and all Options granted hereunder shall be governed by the laws of the State of North Carolina, without regard to the conflicts of laws provisions of North Carolina.

(e)

If any provision of this Plan or an option agreement granted pursuant to the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any option agreement under any law deemed applicable by the Board, such provision shall, subject to the withholding provisions set forth herein, be construed or deemed amended to conform to such applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or such option agreement, it shall be stricken and the remainder of the Plan or the option agreement shall remain in full force and effect.

(f)

The Board may incorporate additional or alternative provisions for this Plan with respect to residents of one or more individual states to the extent necessary or desirable under applicable state securities laws. Such provisions shall be set out in one or more appendices hereto which may be amended or deleted by the Board from time to time. Effective immediately prior to the grant of an Option to a resident of the State of California or to the exercise of an outstanding Option by a resident of the State of California, Appendix A shall be deemed adopted and incorporated as a part of this Plan.

(g)

The Company may require, as a condition to the exercise of any Option, that the Optionee become bound by the terms of a stockholders agreement, investor rights agreement or similar agreement among the Company and holders of capital stock of the Company. Furthermore, the Company reserves the right to make the provisions of any such agreement apply to any holder of Stock issued upon the exercise of an Option by providing written notice to the registered holder of such stock accompanied by a copy of the applicable agreement or agreements.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Plan was duly adopted by the Board of Directors of the Company on the 30th day of May, 2017 and was approved by the stockholders of the Company on the 20th day of June, 2017 (such approval date, the “Effective Date”).

AVIDXCHANGE, INC.

By:	/s/ Ross Agre
Ross Agre, Secretary

APPENDIX A

2017 AMENDMENT AND RESTATEMENT

OF THE

AVIDXCHANGE, INC. 2010

STOCK OPTION PLAN (the “Plan”)

Provisions Applicable to California Residents

Notwithstanding anything to the contrary otherwise appearing the Plan, the following provisions shall apply to any stock option or other award granted under the Plan to a resident of the State of California and, in the event of any conflict or inconsistency between the following provisions and the provisions otherwise appearing in the Plan, the following provisions shall control, solely with respect to options or other awards granted under the Plan to residents of the State of California:

•

At no time shall the total number of shares of Company stock issuable upon exercise of all outstanding stock options granted pursuant to this Plan and the total number of shares provided for under any bonus or similar plan or agreement of the Company exceed the limitations set forth in Rule 260.140.45 promulgated under the California Code, based on the number of shares of the Company which are outstanding at the time the calculation is made.

•

The exercise price of an option granted to a California resident may not be less than 85% of the “fair value” (as defined by Rule 260.140.50 promulgated under the California Code) of the Company’s common stock at the time the option is granted (or 110% of the “fair value” in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations at the time of such grant).

•	The exercise period of a stock option granted to a California resident shall be no longer than 120 months from the date the option is granted.

•	An option granted to a California resident shall not be transferable, other than by will or the laws of descent and distribution, or as permitted by Rule 701 of the Securities Act of 1933, as amended.

•

An option granted to a California resident shall become exercisable at the rate of at least 20% per year over 5 years from the date the option is granted, subject to reasonable conditions such as continued employment. However, in the case of an option granted to a California resident who is an officer, director, or consultant of the Company or any of its affiliates, the option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

•

Unless employment is terminated for cause as defined by applicable law, the terms of the Plan or stock option agreement or a contract of employment, the right to exercise an option granted to a California resident in the event of termination of such optionee’s employment (to the extent that such optionee is otherwise entitled to exercise on the date of termination of employment) shall terminate as follows:

•	At least 6 months from the date of termination if termination was caused by death or disability; or

•	At least 30 days from the date of termination if termination was caused by an event other than death or disability.

•	The Plan shall terminate with respect to California residents on the earlier of ten years after the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company.

•

The Plan shall be available to California residents only if the stockholders of the Company approve the Plan within 12 months before or after the date the Plan is adopted. Any option exercised by a California resident before such stockholder approval is obtained shall be rescinded if such stockholder approval is not subsequently obtained and such shares shall not be counted in determining whether the required stockholder approval is obtained.

•

Each California resident participating in the Plan will be provided with a copy of the Company’s annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties with the Company assure access to equivalent information.

EXHIBIT A

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AVIDXCHANGE, INC.

INCENTIVE STOCK OPTION AGREEMENT

AvidXchange, Inc., a Delaware corporation (the “Company”), hereby grants to the individual named below an option (this “Option”) to purchase certain shares of common stock of the Company pursuant to the 2017 Amendment and Restatement of the AvidXchange, Inc. 2010 Stock Option Plan, as such plan from time to time may be amended (the “Plan”), in the manner and subject to the provisions of this Incentive Stock Option Agreement (this “Option Agreement”).

1. Definitions:

(a)	“Code” shall mean the Internal Revenue Code of 1986, as amended. (All citations to Sections of the Code are to such Sections as they from time to time may be amended or renumbered.)

(b)	“Date of Option Grant” shall mean

(c)

“Disability” shall mean disability within the meaning of Section 22(e)(3) of the Code, as determined by the Board of Directors of the Company (the “Board”) in its discretion under procedures established by the Board.

(d)	“Exercise Price” shall mean $ per share as adjusted from time to time pursuant to the Plan.

(e)	“Number of Option Shares” shall mean shares of common stock of the Company as adjusted from time to time pursuant to the Plan.

(f)	“Option Term Date” shall mean the date ten (10) years after the Date of Option Grant.

(g)	“Optionee” shall mean .

(h)	“Vesting Commencement Date” shall mean

2.

Status of this Option. This Option is intended to be an incentive stock option as described in Section 422 of the Code, but the Company does not represent or warrant that the Option qualifies as such. To the extent that the Option fails to qualify as an incentive stock option, it shall be deemed a nonqualified stock option. The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code.

3.	Administration. All questions of interpretation concerning this Option shall be determined by the Board and shall be final and binding upon all persons having an interest in this Option.

4.	Exercise of this Option.

(a)

Right to Exercise. This Option shall become exercisable as set forth below, subject to the termination provisions of this Option Agreement and the Optionee’s acknowledgement and agreement that any shares purchased upon exercise of this Option are subject to the Company’s repurchase rights set forth in the Plan:

(i)	On and after the first anniversary of the Vesting Commencement Date, this Option may be exercised to purchase up to 25% of the Number of Option Shares.

(ii)	On or after the 1st day of each successive month thereafter, this option may be exercised to purchase up to an additional 2.083% of the Number of Option Shares.

(iii)

The foregoing provisions shall be interpreted such that on or after the fourth anniversary of the Vesting Commencement Date, this Option may be exercised to purchase up to 100% of the Number of Option Shares.

The schedule set forth above is cumulative, so that shares as to which this Option has become exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of this Option at any subsequent date prior to termination of this Option. This Option may be exercised at any time and from time to time to purchase up to the number of the Number of Option Shares as to which it is then exercisable.

Notwithstanding the foregoing, if the aggregate fair market value of the stock with respect to which this Option and any other incentive stock option held by the Optionee may be exercised (determined without regard to this provision) for the first time during any calendar year, as determined as of the Date of Option Grant and (if applicable) the dates of grant of such other incentive stock options and otherwise in accordance with Section 422(d) of the Code, exceeds One Hundred Thousand Dollars ($100,000), this Option shall be deemed a nonqualified stock option to the extent of such excess.

(b)

Method of Exercise. This Option shall be exercised by written notice to the Company in the form of the Notice of Exercise attached hereto. The written notice must be signed by the Optionee and must be delivered in person or by certified mail, return receipt requested, to the Chief Financial Officer or any other appropriate officer of the Company accompanied by full payment of the exercise price for the number of the Number of Option Shares being purchased.

(c)

Restrictions on Grant of this Option and Issuance of Shares. The grant of this Option and the issuance of the shares upon exercise of this Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. This Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws shall at the time of exercise of this Option be in effect with respect to the shares issuable upon exercise of this Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

THE OPTIONEE IS CAUTIONED THAT THIS OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THIS OPTION WHEN DESIRED EVEN THOUGH THIS OPTION IS EXERCISABLE PURSUANT TO THE TERMS HEREOF.

As a condition to the exercise of this Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(d)	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of this Option.

5.	Non-Transferability of this Option. This Option may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

6.

Termination of this Option. This Option shall terminate upon on the first to occur of: (a) the Option Term Date; or (b) the last date for exercising this Option following termination of employment as described in this Option Agreement.

7.	Termination of Employment.

(a)

Termination of this Option. If the Optionee ceases to be an employee of the Company for any reason except death or Disability, this Option, to the extent exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee until the earlier of (i) three (3) months after the date on which the Optionee’s employment terminates or (ii) the Option

Term Date. Notwithstanding the foregoing, if the Optionee’s employment with the Company is terminated for cause (as determined in the sole discretion of the Board unless cause is defined in an employment agreement between the Optionee and the Company in which case such definition shall be used), this Option may not be exercised after the date on which the Optionee’s employment terminates. If the Optionee’s employment with the Company is terminated because of the death or Disability of the Optionee, this Option, to the extent exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee’s legal representative) until the earlier of (i) the expiration of twelve (12) months from the date the Optionee’s employment terminated or (ii) the Option Term Date. The Optionee’s employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of employment. Except as otherwise provided in an employment, consulting or other services agreement applicable to the Optionee, this paragraph shall be interpreted such that this Option shall not become exercisable as to any additional number of the Number of Option Shares after the date on which the Optionee ceases to be an employee of the Company (pursuant to this paragraph) for any reason, notwithstanding any period after such cessation of employment during which this Option may remain exercisable as provided in this paragraph.

(b)

Exercise Prevented by Law. Except as provided in this paragraph, this Option shall terminate and may not be exercised after the Optionee’s employment with the Company terminates unless the exercise of this Option in accordance with this paragraph is prevented by applicable securities laws. If the exercise of this Option is so prevented, this Option shall remain exercisable until the earlier of (i) three (3) months after the date the Optionee is notified by the Company that this Option is exercisable or (ii) the Option Term Date.

(c)

Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of this Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, this Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred ninetieth (190th) day after the Optionee’s termination of employment, or (iii) the Option Term Date.

(d)

Leave of Absence. For purposes hereof, the Optionee’s employment with the Company shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee’s employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee’s right to reemployment with the Company remains guaranteed by statute or contract.

(e)

Directors, Consultants and Advisors. In the event an Optionee is a director or consultant or advisor but not an employee of the Company at the time this Option is granted, termination of the Optionee’s status as a director or consultant or advisor of the Company shall be deemed to be termination of the Optionee’s employment.

8.	Transfer of Control. The provisions of the Plan applicable to a Transfer of Control (as defined in the Plan) shall apply to this Option.

9.

Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by this Option until the date of the issuance of a certificate or certificates for the shares for which this Option has been exercised. Nothing in this Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee’s employment at any time.

10.

Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to this Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer or other appropriate officer of the Company if the Optionee disposes of any of the shares acquired pursuant to this Option within one (1) year from the date the Optionee exercises all or part of this Option or within two (2) years of the Date of Option Grant. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to this Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after exercise of this Option and the two-year period immediately after the Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to this Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

11.	Right of First Refusal. This Option shall be subject to a right of first refusal in favor of the Company, on the terms and conditions set forth in the Plan.

12.	Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

13.

Termination or Amendment. The Board may terminate or amend this Option Agreement at any time; provided, however, that no such termination or amendment may materially adversely affect this Option or any unexercised portion hereof, as determined in the discretion of the Board, without the consent of the Optionee unless such amendment is required to enable this Option to qualify as an Incentive Stock Option.

14.

Integrated Agreement. This Option Agreement, together with the Plan, constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein and therein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect. The tents and conditions included in the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

15.

Applicable Law. This Option Agreement shall be governed by the laws of the State of North Carolina as such laws are applied to agreements between North Carolina residents entered into and to be performed entirely within the State of North Carolina.

16.

Effect of Certain Transactions. Notwithstanding anything to the contrary in this Option Agreement, in the event that the Optionee has entered into a confidentiality, nondisclosure, invention and/or non-competition agreement with the Company and the Optionee is determined, in the reasonable judgment of the Board, to have materially breached such agreement, the Optionee shall forfeit any shares acquired pursuant to this Option and 100% of this Option granted pursuant to this Option Agreement, whether or not exercisable.

AVIDXCHANGE, INC.

By:
Name:
Title:

The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the right of first refusal set forth in the Plan, and hereby accepts this Option subject to all of the terms and provisions thereof The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board made in good faith upon any questions arising under this Option Agreement.

The undersigned hereby acknowledges receipt of a copy of the Plan.

Dated:_____________________

Optionee Signature: _________________________________

Optionee Printed Name: ______________________________

NOTICE OF EXERCISE

Date:_______________________

Company:	AvidXchange, Inc.

Attention:	Legal Department

Address:	1210 AvidXchange Lane Charlotte, North Carolina 28206

Re:	Exercise of Incentive Stock Option

Dear Sir or Madam:

Pursuant to the terms and conditions of the Incentive Stock Option Agreement dated as of                      (the “Agreement”), by and between                      (“Optionee”) and AvidXchange, Inc. (the “Company”), Optionee hereby agrees to purchase                          shares (the “Shares”) of the Common Stock of the Company and tenders payment in full for such shares in accordance with the terms of the Agreement.

The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). In connection with such purchase, Optionee represents, warrants and agrees as follows:

1.

The Shares are being purchased for the Optionee’s own account and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof

2.

The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

3.

The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Company, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

4.

The Optionee has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Company represented by the Shares.

5.

The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

6.

The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

7.

The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to any sale of the Shares by the Optionee.

8.

The Optionee has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.

Optionee Signature: ___________________________________

Optionee Printed Name: ________________________________

Optionee Address: _____________________________________

____________________________________________

EXHIBIT B

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AVIDXCHANGE, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

AvidXchange, Inc., a Delaware corporation (the “Company”), hereby grants to the individual named below an option (this “Option”) to purchase certain shares of common stock of the Company pursuant to the 2017 Amendment and Restatement of the AvidXchange, Inc. 2010 Stock Option Plan, as such plan from time to time may be amended (the “Plan”), in the manner and subject to the provisions of this Nonqualified Stock Option Agreement (this “Option Agreement”).

17.	Definitions:

(a)	“Code” shall mean the Internal Revenue Code of 1986, as amended. (All citations to Sections of the Code are to such Sections as they from time to time may be amended or renumbered.)

(b)	“Date of Option Grant” shall mean

(c)

“Disability” shall mean disability within the meaning of Section 22(e)(3) of the Code, as determined by the Board of Directors of the Company (the “Board”) in its discretion under procedures established by the Board.

(d)	“Exercise Price” shall mean ______________ ($________) per share as adjusted from time to time pursuant to the Plan.

(e)	“Number of Option Shares” shall mean __________(_________) shares of common stock of the Company as adjusted from time to time pursuant to the Plan.

(f)	“Option Term Date” shall mean the date ten (10) years after the Date of Option Grant.

(g)	“Optionee” shall mean ______________.

(h)	“Vesting Commencement Date” shall mean ________________.

18.	Nonqualified Option. This Option is intended to be a nonqualified stock option. The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this Option.

19.	Administration. All questions of interpretation concerning this Option shall be determined by the Board and shall be final and binding upon all persons having an interest in this Option.

20.	Exercise of this Option.

(a)

Right to Exercise. This Option shall become exercisable as set forth below, subject to the termination provisions of this Option Agreement and the Optionee’s acknowledgement and agreement that any shares purchased upon exercise of this Option are subject to the Company’s repurchase rights set forth in the Plan:

(i)	On and after the first anniversary of the Vesting Commencement Date, this Option may be exercised to purchase up to 25% of the Number of Option Shares.

(ii)	On or after the 1st day of each successive month thereafter, this Option may be exercised to purchase up to an additional 2.083% of the Number of Option Shares.

(iii)

The foregoing provisions shall be interpreted such that on or after the fourth anniversary of the Date of Option Grant, this Option may be exercised to purchase up to 100% of the Number of Option Shares.

The schedule set forth above is cumulative, so that shares as to which this Option has become exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of this Option at any subsequent date prior to termination of this Option. This Option may be exercised at any time and from time to time to purchase up to the number of the Number of Option Shares as to which it is then exercisable.

(b)

Method of Exercise. This Option shall be exercised by written notice to the Company in the form of the Notice of Exercise attached hereto. The written notice must be signed by the Optionee and must be delivered in person or by certified mail, return receipt requested, to the Chief Financial Officer or any other appropriate officer of the Company accompanied by full payment of the exercise price for the number of the Number of Option Shares being purchased.

(c)

Restrictions on Grant of this Option and Issuance of Shares. The grant of this Option and the issuance of the shares upon exercise of this Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. This Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the

“Securities Act”), and any applicable state securities laws shall at the time of exercise of this Option be in effect with respect to the shares issuable upon exercise of this Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

THE OPTIONEE IS CAUTIONED THAT THIS OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THIS OPTION WHEN DESIRED EVEN THOUGH THIS OPTION IS EXERCISABLE PURSUANT TO THE TERMS HEREOF.

As a condition to the exercise of this Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(d)	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of this Option.

21.	Non-Transferability of this Option. This Option may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

22.

Termination of this Option. This Option shall terminate upon on the first to occur of: (a) the Option Term Date; or (b) the last date for exercising this Option following termination of employment as described in this Option Agreement.

23.	Termination of Employment.

(a)

Termination of this Option. If the Optionee ceases to be an employee of the Company for any reason except death or Disability, this Option, to the extent exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee until the earlier of (i) three (3) months after the date on which the Optionee’s employment terminates or (ii) the Option Term Date. Notwithstanding the foregoing, if the Optionee’s employment with the Company is terminated for cause (as determined in the sole discretion of the Board, unless cause is defined in an employment agreement between the Optionee and the Company in which case such definition shall be used), this Option may not be exercised after the date on which the Optionee’s employment terminates. If the Optionee’s employment with the Company is terminated because of the death or Disability of the Optionee, this Option, to the extent exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee’s legal representative) until the earlier of (i) the expiration of twelve (12) months from the date the Optionee’s employment terminated or (ii) the Option Term Date. The Optionee’s employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of employment. Except as otherwise provided in an employment, consulting or other services agreement applicable to the Optionee, this paragraph shall be interpreted such that this Option shall not become exercisable as to any additional number of the Number of Option Shares after the date on which the Optionee ceases to be an employee of the Company (pursuant to this paragraph) for any reason, notwithstanding any period after such cessation of employment during which this Option may remain exercisable as provided in this paragraph.

(b)

Exercise Prevented by Law. Except as provided in this paragraph, this Option shall terminate and may not be exercised after the Optionee’s employment with the Company terminates unless the exercise of this Option in accordance with this paragraph is prevented by applicable securities laws. If the exercise of this Option is so prevented, this Option shall remain exercisable until the earlier of (i) three (3) months after the date the Optionee is notified by the Company that this Option is exercisable or (ii) the Option Term Date.

(c)

Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of this Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, this Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred ninetieth (190th) day after the Optionee’s termination of employment, or (iii) the Option Term Date.

(d)

Leave of Absence. For purposes hereof, the Optionee’s employment with the Company shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee’s employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee’s right to reemployment with the Company remains guaranteed by statute or contract.

(e)

Directors, Consultants and Advisors. In the event an Optionee is a director or consultant or advisor but not an employee of the Company at the time this Option is granted, termination of the Optionee’s status as a director or consultant or advisor of the Company shall be deemed to be termination of the Optionee’s employment.

24.	Transfer of Control. The provisions of the Plan applicable to a Transfer of Control (as defined in the Plan) shall apply to this Option.

25.

Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by this Option until the date of the issuance of a certificate or certificates for the shares for which this Option has been exercised. Nothing in this Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee’s employment at any time.

26.	Right of First Refusal. This Option shall be subject to a right of first refusal in favor of the Company, on the terms and conditions set forth in the Plan.

27.	Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

28.

Termination or Amendment. The Board may terminate or amend this Option Agreement at any time; provided, however, that no such termination or amendment may materially adversely affect this Option or any unexercised portion hereof, as determined in the discretion of the Board, without the consent of the Optionee.

29.

Integrated Agreement. This Option Agreement, together with the Plan, constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein and therein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect. The terms and conditions included in the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

30.

Applicable Law. This Option Agreement shall be governed by the laws of the State of North Carolina as such laws are applied to agreements between North Carolina residents entered into and to be performed entirely within the State of North Carolina.

31.

Effect of Certain Transactions. Notwithstanding anything to the contrary in this Option Agreement, in the event that the Optionee has entered into a confidentiality, nondisclosure, invention and/or non-competition agreement with the Company and the Optionee is determined, in the reasonable judgment of the Board, to have materially breached such agreement, the Optionee shall forfeit any shares acquired pursuant to this Option and 100% of this Option granted pursuant to this Option Agreement, whether or not exercisable.

AVIDXCHANGE, INC.
By:
Name:
Title:

The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the right of first refusal set forth in the Plan, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board made in good faith upon any questions arising under this Option Agreement.

The undersigned hereby acknowledges receipt of a copy of the Plan.

Dated:________________

Optionee Signature:________________________________

Optionee Printed Name:_____________________________

NOTICE OF EXERCISE

Date:______________

Company:	AvidXchange, Inc.

Attention:	Legal Department

Address:	1210 AvidXchange Lane Charlotte, North Carolina 28206

Re:	Exercise of Nonqualified Stock Option

Dear Sir or Madam:

Pursuant to the terms and conditions of the Nonqualified Stock Option Agreement dated as of _____________ (the “Agreement”), by and between ___________ (“Optionee”) and AvidXchange, Inc. (the “Company”), Optionee hereby agrees to purchase _______ shares (the “Shares”) of the Common Stock of the Company and tenders payment in full for such shares in accordance with the terms of the Agreement.

The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). In connection with such purchase, Optionee represents, warrants and agrees as follows:

1.

The Shares are being purchased for the Optionee’s own account and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof

2.

The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

3.

The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Company, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

4.

The Optionee has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Company represented by the Shares.

5.

The Optionee is able to bear the economic risk of any investment in due Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

6.

The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

7.

The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to any sale of the Shares by the Optionee.

8.

The Optionee has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.

Optionee Signature:____________________________________

Optionee Printed Name:_________________________________

Optionee Address:_____________________________________